UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 22, 2003

                                     1-4422
                            (Commission File Number.)


                   ------------------------------------------


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                   51-0068479
  (State or other jurisdiction of          (I.R.S. Employer Identification No.)
   incorporation or organization)


                   2170 Piedmont Road, N.E., Atlanta, Georgia
                    (Address of principal executive offices)

                                      30324
                                   (Zip Code)


                                 (404) 888-2000
              (Registrant's telephone number, including area code)


                   ------------------------------------------




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ITEM 7.  Financial Statements and Exhibits.

                 ( c )  Exhibits.

                       (99.1) The Registrant's Press Release dated July 22,
2003.

ITEM 9.  Regulation FD Disclosure.

     On July 22, 2003, Rollins, Inc., a premier North American consumer services company (NYSE Ticker Symbol - ROL), announced today that the Board of Directors has declared a regular quarterly dividend of $0.05 per share.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  July 24, 2003                 By:  /s/ Gary W. Rollins
                                         ---------------------------------------
                                          Gary W. Rollins
                                          Chief Executive Officer, President
                                          and Chief Operating Officer





Date:  July 24, 2003                 By:  /s/ Harry J. Cynkus
                                         ---------------------------------------
                                          Harry J. Cynkus
                                          Chief Financial Officer and Treasurer